Discontinued operations	12 Months Ended
Dec. 31, 2019
Disclosure of discontinued operations [abstract]
Disclosure of discontinued operations [text block]
30. Discontinued operations
Discontinued operations include the operational results from the Alcon eye care devices business and certain Corporate activities attributable to the Alcon business prior to the spin-off, the gain on distribution of Alcon Inc. to Novartis AG shareholders, and certain other expenses related to the Distribution (refer to Notes 1 and 2 for further details).
The Alcon eye care devices business researched, discovered, developed, manufactured, distributed and sold a broad range of eye care products. Alcon was organized into two global business franchises, Surgical and Vision Care. Alcon also provided services, training, education and technical support for both the Surgical and Vision Care businesses.
Consolidated income statement
(USD millions)	2019 [1]	2018	2017

Net sales to third parties from discontinued operations	1 777	7 149	6 771

Sales to continuing segments	32	4	3

Net sales from discontinued operations	1 809	7 153	6 774

Other revenues			3

Cost of goods sold	– 860	– 3 983	– 3 588

Gross profit from discontinued operations	949	3 170	3 189

Selling, general and administration	– 638	– 2 754	– 2 532

Research and development	– 142	– 585	– 583

Other income	15	61	47

Other expense	– 113	– 126	– 194

Operating income/(loss) from discontinued operations	71	– 234	– 73

Interest expense	– 10	– 25	– 27

Other financial income and expense	– 3	– 1	– 3

Income/(loss) before taxes from discontinued operations	58	– 260	– 103

Taxes	– 159	74	307

Net (loss)/income from discontinued operations before gain on distribution of Alcon Inc. to Novartis AG shareholders	– 101	– 186	204

Gain on distribution of Alcon Inc. to Novartis AG shareholders [2]	4 691

Net income/(loss) from discontinued operations	4 590	– 186	204

[1] The consolidated income statement amounts are for the period from January 1, 2019, to the completion of the spin-off.
[2] See Note 2 for further details on the non-taxable non-cash gain on distribution of Alcon Inc. to Novartis AG shareholders.
Supplemental disclosures related to the Alcon business distributed to Novartis AG shareholders
Net income
Included in net income from discontinued operations are:
(USD millions)	2019	2018	2017

Interest income		2

Depreciation of property, plant and equipment	– 42	– 235	– 217

Depreciation of right-of-use assets [1]	– 9

Amortization of intangible assets	– 174	– 1 052	– 1 066

Impairment charges on property, plant and equipment		– 3

Impairment charges on intangible assets [2]		– 391	– 57

Additions to restructuring provisions		– 13	– 8

Equity-based compensation of Novartis equity plans	– 9	– 93	– 71

[1] Depreciation of right-of-use assets recognized from January 1, 2019, the date of implementation of IFRS 16 leases. See Note 1 for additional disclosures.
[2] 2018 includes an impairment of USD 337 million related to the write-down of the CyPass currently marketed product, which was acquired with the Alcon Division 2016 acquisition of Transcend Medical, Inc.

Balance sheet
The following were in the balance sheet from discontinued operations for the period from January 1, 2019, to the date of reclassification:
(USD millions)	2019	2018

Additions to property, plant and equipment	113	519

Additions to right-of-use assets [1]	3

Additions to goodwill and intangible assets	36	196

[1] Additions to right-of-use assets recognized in 2019 with the implementation of IFRS 16 Leases on January 1, 2019. See Note 1 for additional disclosures.
Cash flows used in investing activities from discontinued operations
Cash flows used in investing activities from discontinued operations include the investing activities of the Alcon business, and in addition in 2017 USD 140 million cash outflows for transaction-related expenditures attributable to the series of portfolio transformation transactions completed in 2015.
(USD millions)	2019	2018	2017

Payments out of provisions for transaction costs attributable to the spin-off of the Alcon business	– 29

Divested cash and cash equivalents	– 628

Cash flows attributable to the spin-off of the Alcon business	– 657

Other cash flows used in investing activities, net	– 502	– 1 001	– 775

Net cash flows used in investing activities from discontinued operations	– 1 159	– 1 001	– 775

Cash flows from financing activities from discontinued operations
In 2019, the net cash inflows from financing activities from discontinued operations of USD 3.3 billion (2018: USD 167 million net cash outflows, 2017: USD 415 million net cash outflows) included USD 3.5 billion cash inflows from borrowings in connection with the distribution (spin-off) of the Alcon business to Novartis AG shareholders and USD 212 million (2018: USD 57 million, 2017: nil) transaction cost payment directly attributable to the distribution (spin-off) of the Alcon business to Novartis shareholders (see Notes 1 and 2).
Intangible assets
The Alcon Divisions’ cash-generating units, to which goodwill is allocated, each comprise a group of smaller cash-generating units.
The valuation method of the recoverable amount of the cash-generating units, to which goodwill is allocated, is based on the fair value less costs of disposal.
In 2017, the Alcon brand name indefinite life intangible asset was reported in Corporate, as it was used to market products of the Alcon Division and products within the Ophthalmology business franchise of the Innovative Medicines Division. In connection with the spin-off of the Alcon Division, the Novartis Group transferred the full rights of the Alcon brand name to the Alcon Division. As a result, the Innovative Medicines Division started the process of rebranding the products within its Ophthalmology business franchise and is no longer using the Alcon brand name. The Alcon brand name indefinite life intangible asset is therefore reported in the Alcon Division in 2018. In 2018, net sales of the Alcon Division products together are the grouping of cash-generating units, which were used to determine the recoverable amount. In the year before, net sales of products within the Innovative Medicines Ophthalmology business franchise as well as Alcon Division products, which used the Alcon brand name, together were the grouping of cash-generating units, which were used to determine the recoverable amounts. The valuation method is based on the fair value less costs of disposal.
The assumptions used in the calculations of fair value were a discount rate (post-tax) of 7.5% and a terminal growth rate of 3%. The Alcon terminal growth rate assumption of 3% is higher than the expected inflation rate of the medical device industry, and more specifically the ophthalmic sub-segment of the industry. The growth rates are expected to exceed this long-term inflation rate, as the aging population to which Alcon’s products are prescribed is growing faster than the general population. The discount rates consider the Group’s weighted average cost of capital, adjusted to approximate the weighted average cost of capital of a comparable market participant.
The fair value less costs of disposal, for all groupings of cash-generating units containing goodwill or indefinite life intangible assets, is reviewed for the impact of reasonably possible changes in key assumptions. In particular, we considered an increase in the discount rate, a decrease in the terminal growth rate, and certain negative impacts on the forecasted cash flows. These reasonably possible changes in key assumptions did not indicate an impairment.
“Note 1. Significant accounting policies—Impairment of goodwill and intangible assets” provides additional disclosures on how the Group performs goodwill and intangible asset impairment testing.
The 2018 intangible asset and goodwill impairment charges were USD 391 million, including an impairment of USD 337 million related to the write-down of the CyPass currently marketed product, which was acquired with the Alcon Division 2016 acquisition of Transcend Medical, Inc.
Leases
The following table shows the receivables of the gross investments in finance leases and the net present value of the minimum lease payments, as well as unearned finance income, related to Alcon’s surgical equipment lease arrangements. The finance income was recorded in “Other income.”
	2018

(USD millions)	Total future payments	Unearned finance income	Present value	Provision	Net book value

Not later than one year [1]	64	– 5	59	– 2	57

Between one and five years	117	– 9	108	– 28	80

Later than five years	48	– 2	46	– 35	11

Total	229	– 16	213	– 65	148

[1] The current portion of the minimum lease payments was recorded in trade receivables or other current assets (to the extent not invoiced).
The lease liabilities recorded in discontinued operations on January 1, 2019, the date of implementation of IFRS 16 leases (see Note 1), were USD 286 million, and the right-of-use assets were USD 276 million, including USD 89 million and USD 75 million, respectively, for the previously reported finance lease obligations. For discontinued operations, there were no impairments or significant contract terminations of right-of-use assets for the period from January 1, 2019, to February 28, 2019, the date of shareholder approval for the Alcon spin-off.
Net assets derecognized
The following table presents the Alcon business net assets at the date of spin-off at April 8, 2019:
(USD millions)	2019

Property, plant and equipment	2 858

Right-of-use assets	269

Goodwill	8 906

Intangible assets other than goodwill	11 121

Deferred tax assets	732

Financial and other non-current assets	526

Inventories	1 469

Trade receivables and other current assets	1 787

Cash and cash equivalents	628

Deferred tax liabilities	– 1 713

Current and non-current lease liabilities	– 269

Current and non-current financial debts	– 3 538

Trade payables, provisions and other liabilities	– 2 751

Net assets derecognized	20 025

Defined contribution plans
In many subsidiaries, associates are covered by defined contribution plans. Contributions charged to the consolidated income statement for the defined contribution plans were:
(USD millions)	2019	2018	2017

Contributions for defined contribution plans discontinued operations	33	104	99

Significant transactions
In March 2019, Alcon acquired PowerVision, Inc. (PowerVision), a privately held, US-based medical device development company focused on developing accommodative, implantable intraocular lenses. The fair value of the total purchase consideration was USD 424 million. The amount consisted of an initial cash payment of USD 289 million and the net present value of the contingent consideration of USD 135 million, due to PowerVision shareholders, which they are eligible to receive upon the achievement of specified regulatory and commercialization milestones. The purchase price allocation resulted in net identifiable assets of USD 418 million, consisting of intangible assets of USD 505 million, net deferred tax liabilities of USD 93 million, other net assets of USD 6 million, and goodwill of USD 6 million. The 2019 results of operations since the date of the acquisition are not material.
For additional information related to the distribution (spin-off) of the Alcon business to Novartis AG shareholders, effected through a dividend in kind distribution that was completed on April 8, 2019, refer to Note 1 and Note 2.